                                                            EXHIBIT 99.N

                                  POWER OF ATTORNEY


    Know all men by these presents that the undersigned constitutes and appoints CRAIGH LEONARD its true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for it and in its name, place and stead, in any and all capacities, to sign any and all Securities and Exchange Commission Forms 3, Forms 4, Forms 5 and Schedules 13D and 13G and any all amendments thereto relating to Ion Laser Technology, Inc., and to file the same and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done, or have done or caused to be done prior to this date, by virtue hereof.

Dated:  September 10, 1997

                                   THE ERSE TRUST


                                   By:  /s/ Michael C.M. Yong
                                        --------------------------------
                                        Director of CAP Advisers Limited,
                                        as Trustee

                                                           EXHIBIT 99.N

                               POWER OF ATTORNEY


    Know all men by these presents that the undersigned constitutes and appoints CRAIGH LEONARD its true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for it and in its name, place and stead, in any and all capacities, to sign any and all Securities and Exchange Commission Forms 3, Forms 4, Forms 5 and Schedules 13D and 13G and any all amendments thereto relating to Ion Laser Technology, Inc., and to file the same and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done, or have done or caused to be done prior to this date, by virtue hereof.

Dated:  September 10, 1997

                                   CAP ADVISERS LIMITED


                                   By:  /s/ Michael C.M. Yong
                                        ----------------------------------
                                        Director

                                                           EXHIBIT 99.N

                               POWER OF ATTORNEY


    Know all men by these presents that the undersigned constitutes and appoints CRAIGH LEONARD his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Securities and Exchange Commission Forms 3, Forms 4, Forms 5 and Schedules 13D and 13G and any all amendments thereto relating to Ion Laser Technology, Inc., and to file the same and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done, or have done or caused to be done prior to this date, by virtue hereof.

Dated:  August 25, 1997



                                       /s/ Anthony M. Pilaro
                                       -----------------------------------
                                       ANTHONY M. PILARO